Exhibit 21.1

STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

Name of Subsidiary	State, Territory or Country of Origin
Integrity Title Agency, LLC	Alaska
United Title Guaranty Agency, LLC	Alaska
Citizens Title Agency of Arizona, LLC	Arizona
Citizens Title & Trust	Arizona
F.A.S.B., Inc.	Arizona
Safe Harbor Funding, LLC	Arizona
Safford Title Agency, Inc.	Arizona
H/7 Corporation	Arizona
Stewart Title & Trust of Tucson	Arizona
Stewart Title of Arkansas, LLC	Arkansas
AmSac Rivers Escrow, Inc.	California
API Properties Corporation	California
Asset Preservation, Inc.	California
Intercity Capital Corporation	California
Intercity Escrow Services	California
Quantum Leap Realty Technologies, Inc.	California
Stewart Default Services	California
SIFS, LLC	California
Stewart Title of California, Inc.	California
Reveal Systems, Inc.	Colorado
SAB Holdings, LLC	Colorado
Stewart Water Information, LLC	Colorado
Electronic Closing Services, Inc.	Delaware
PMH Financial, LLC	Delaware
Stewart Title & Trust of Phoenix, Inc.	Delaware
Stewart Vacation Ownership Title Agency, Inc.	Florida
Stewart Title Services of Northwest Indiana, LLC	Indiana
Hannaford Abstract & Title Company, Inc.	Kansas
McPherson County Abstract and Title Company, Inc.	Kansas
Kemp Title Agency, LLC	Kentucky
Stewart Title of Louisiana, Inc.	Louisiana
Stewart Title Group, LLC	Maryland
Stewart Title of Maryland, Inc.	Maryland
Stewart Title of Minnesota, Inc.	Minnesota

Name of Subsidiary	State, Territory or Country of Origin
CBKC Title & Escrow, LLC	Missouri
CBKC Title Holdings, LLC	Missouri
Heart of America Title & Escrow, LLC	Missouri
Heart of America Title & Escrow Holdings, LLC	Missouri
Metropolitan Title & Escrow, LLC	Missouri
API Properties Nevada, Inc.	Nevada
Stewart Title of Albuquerque, LLC	New Mexico
Monroe—Gorman Title Agency, LLC	New York
Monroe—Tompkins-Watkins Title Agency, LLC	New York
Parked Properties NY, Inc.	New York
Stewart Title Insurance Company	New York
Red River Title Services, Inc.	North Dakota
Stewart New Homes Title Agency LLC	Ohio
Oklahoma Land Title Services, LLC	Oklahoma
Stewart Abstract & Title of Oklahoma, an Oklahoma Corporation	Oklahoma
Yankton Title Company, Inc.	South Dakota
Birchfield Title, LLC	Tennessee
Memorial Title, LLC	Tennessee
Summit Land Title, LLC	Tennessee
ABC Title, LLC	Texas
Advantage Title of Ft. Bend, LC	Texas
Advantage Title of Travis County, LC	Texas
Advantage Title Solutions, LLC	Texas
Chadco Builders, Inc.	Texas
Crown Title Company of Houston, LLC	Texas
DH Title Company, LLC	Texas
DHH Title Company	Texas
Dominion Title, LLC	Texas
Dominion Title of Dallas, LLC	Texas
Fulghum, Inc.	Texas
GESS Management, LLC	Texas
GESS Real Estate Investments, LP	Texas
Gracy Title Company, LC	Texas
Graystone Title Company, LLC	Texas
HMH Title Company, LLC	Texas
Home Retention Services, Inc.	Texas
I.H. Title Company, LLC	Texas
IT24 of Houston, LLC	Texas
Landata Research, Inc.	Texas
Landon Title Company, LLC	Texas
LCH Title Company, LLC	Texas

Name of Subsidiary	State, Territory or Country of Origin
Millennium Title of Houston, LC	Texas
Millennium Title Company of North Texas, LLC	Texas
MTH Title Company, LC	Texas
NETC Title Company, LLC	Texas
Paradigm Title, LLC	Texas
Priority Title Company of Dallas, LC	Texas
Priority Title Company of Houston, LC	Texas
Professional Real Estate Tax Service, LLC	Texas
Professional Real Estate Tax Service of North Texas, LLC	Texas
PropertyInfo Corporation	Texas
Psi-Fire, L.P.	Texas
S&S Title Company LLC	Texas
Stewart Financial Services, Inc.	Texas
Stewart Lender Services, Inc.	Texas
Stewart Solutions, LLC	Texas
Stewart Title Company	Texas
Stewart Title Guaranty Company	Texas
Stewart Title of Cameron County, Inc.	Texas
Stewart Title of Lubbock, Inc.	Texas
Stewart Title of the Coastal Bend, Inc.	Texas
Strategic Title Company, LLC	Texas
Texas State Title, LLC fka TexaPlex Title, LLC	Texas
Texarkana Title and Abstract Company, Inc.	Texas
U.S. Title Company of Wichita County I, Ltd.	Texas
Bonneville Superior Title Company, Inc.	Utah
Kanawha Land Title Services, LLC	Virginia
Richmond Settlement Solutions, LLC	Virginia
Signature & Stewart Settlement Services, Inc.	Virginia
Stewart Title & Escrow, Inc.	Virginia
Stewart Title & Settlement Services, Inc.	Virginia
Stewart Title of Shenandoah Valley, LC	Virginia
Stewart Title of Spokane, LLC	Washington
Stewart Title Co. of Gillette, Inc.	Wyoming
Lawyers Mortgage Network Inc.	Canada
Stewart Lender Services — Latin America, S.A.	Costa Rica
Stewart Title s.r.o.	Czech Republic
Stewart Title Guaranty de México, S.A. de C.V.	Mexico
CTO 24/7 (Private) Limited	Pakistan
Stewart Title Sp. Z.o.o.	Poland
Hato Rey Insurance Agency, Inc.	Puerto Rico

Name of Subsidiary	State, Territory or Country of Origin
San Juan Abstract Company, Inc.	Puerto Rico
Advantage Title Solutions, S.R.L.	Romania
Stewart Title Ltd.	United Kingdom

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